Exhibit 32
Section 1350 Certifications

Certification pursuant to
18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Terra Energy Resources, Ltd. (the “Company”) on Form 10-Q for the period ended September , 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Catherine Balloqui, President, Secretary, Treasurer, Director, and Chief Financial Officer and Controller (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: December 23, 2009

       s/Catherine Balloqui______________
Catherine Balloqui
President, Secretary, Treasurer, Director,
and Chief Financial Officer and
Controller (Principal Accounting Officer)